                                                                EXHIBIT 10.11



                           INDEMNIFICATION AGREEMENT


         THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into EFFECTIVE as of the _____ day of ____ _________, 1997, by and between ________________________________________________ (the "Indemnitee"), and
LAMALIE ASSOCIATES, INC., a Florida corporation (the "Corporation").


                              W I T N E S S E T H:


         WHEREAS, it is essential to the Corporation to retain and attract as Directors, officers and key employees the most capable persons available; and

         WHEREAS, the substantial increase in corporate litigation subjects directors and officers to expensive litigation risks at the same time that the availability of directors' and officers' liability insurance is severely limited; and

         WHEREAS, in addition, the indemnification provisions of the Florida Business Corporation Act (the "FBCA," as further defined below) expressly provide that such provisions are non-exclusive; and

         WHEREAS, the Indemnitee does not regard the protection available under the Articles of Incorporation and Bylaws of the Corporation and insurance, if any, as adequate in the present circumstances, and considers it necessary to condition the Indemnitee's agreement to serve as a Director and/or officer of the Corporation to have appropriate contractual rights to indemnification from the Corporation, and the Corporation desires the Indemnitee to serve in such capacity or capacities and to have such rights as set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Agreement, it is hereby agreed as follows:

1.               DEFINITIONS.

         For the purposes of this Agreement, the terms below shall have the indicated meanings except where the context in which such a term is used in this Agreement clearly indicates otherwise:

                 a. Affiliate means, as to any Person (the "first Person"), any other Person that, either directly or indirectly, controls, is controlled by or is under common control with the first Person.

                 b. Agreement of Indemnity means the agreement provided for by Section 3(e)(i) of this Agreement.

                 c. Associate of a Person means a director, officer, employee, agent, consultant, independent contractor, stockholder or partner of such Person.

INDEMNIFICATION AGREEMENT
PAGE 2


                 d. Board means the Board of Directors of the Corporation.

                 e. Evaluation Date means, as to any Indemnification Notice, the date thirty (30) calendar days after the date of receipt by the Board of such Indemnification Notice.

                 f. Expense means any cost or expense (other than a Liability), including but not limited to Legal Fees, and including interest on any of the foregoing, reasonably paid or required to be paid by the Indemnitee on account of or in connection with any Proceeding.

                 g. Expense Advance Request means the request provided for by Section 3(d)(ii) of this Agreement.

                 h. FBCA means a the Florida Business Corporation Act, Chapter 607, Florida Statutes, and any successor statute.

                 i. Indemnification Notice means the notice provided for by Section 3(a) of this Agreement.

                 j. Legal Fees means the fees and disbursements of legal counsel, legal assistants, experts, accountants, consultants and investigators, before and at trial, in appellate or bankruptcy proceedings and otherwise.

                 k. Liability means any amount (other than an Expense), including any assessment, fine, penalty, excise or other tax, and including interest on any of the foregoing, paid or required to be paid by the Indemnitee on account of or in connection with any Proceeding.

                 l. Nonindemnifiable Conduct means any act or omission to act of the Indemnitee material to a Proceeding as to which indemnification under this Agreement is sought, which act or omission is determined to involve:

                                  i. a violation of criminal law, unless the Indemnitee had reasonable cause to believe such conduct was lawful or had no reasonable cause to believe such conduct was unlawful;

                                  ii. a transaction from which the Indemnitee derived an improper personal benefit;

                                  iii.             willful misconduct or a
                                  conscious disregard for the best interests of the Corporation (when indemnification is sought in a Proceeding by or in the right of the Corporation to procure a judgment in favor of the Corporation or when indemnification is sought in a Proceeding by or in the right of a stockholder); or

                                  iv.              conduct as to which then
                                  applicable law prohibits indemnification.

INDEMNIFICATION AGREEMENT
PAGE 3



                 m. Person means any natural person or individual, or any artificial person, including any corporation, association, unincorporated organization, partnership, joint venture, firm, company, business, trust, business trust, limited liability company, government, public body or authority, governmental agency or department, and any other entity.

                 n. Proceeding means any threatened, pending or completed claim, demand, inquiry, investigation, action, suit or proceeding, whether formal or informal, or whether brought by or in the right of the Corporation, whether brought by a governmental body, agency or representative or by any other Person, and whether of a civil, criminal, administrative or investigative nature, and includes any Third Party Proceeding.

                 o. Third Party Proceeding means any Proceeding against the Indemnitee by, or any Proceeding by the Indemnitee against, any third party.

2.               GRANT OF INDEMNITY.

The Corporation shall indemnify and hold harmless the Indemnitee in respect of:

                 a. any and all Liabilities that may be incurred or suffered by the Indemnitee as a result of or arising out of or in connection with prosecuting, defending, settling or investigating any Proceeding in which the Indemnitee may be or may have been involved as a party or otherwise, arising out of the fact that the Indemnitee is or was an Associate of the Corporation or any of its Affiliates, or served as an Associate in or for any Person at the request of the Corporation (including without limitation service as a trustee or in any fiduciary or similar capacity for or in connection with any employee benefit plan maintained by the Corporation or for the benefit of any of the employees of the Corporation or any of its Affiliates, or service on any trade association, civic, religious, educational or charitable boards or committees);

                 b. any and all Liabilities that may be incurred or suffered by the Indemnitee as a result of or arising out of or in connection with any attempt (regardless of its success) by any Person to charge or cause the Indemnitee to be charged with wrongdoing or with financial responsibility for damages arising out of or incurred in connection with the matters indemnified against in this Agreement; and

                 c. any and all Expenses that may be incurred or suffered by the Indemnitee as a result of or arising out of or in connection with any matter referred to in the preceding two paragraphs.

INDEMNIFICATION AGREEMENT
PAGE 4


3.               CLAIMS FOR INDEMNIFICATION; PROCEDURES

                 a. Submission of Claims. Whenever any Proceeding shall occur as to which indemnification under this Agreement may be sought by the Indemnitee, the Indemnitee shall give the Corporation written notice thereof as promptly as reasonably practicable after the Indemnitee has actual knowledge of such Proceeding (an "Indemnification Notice"). The Indemnification Notice shall specify in reasonable detail the facts known to the Indemnitee giving rise to such Proceeding, the positions and allegations of the parties to such Proceeding and the factual bases therefor, and the amount or an estimate of the amount of Liabilities and Expenses reasonably expected to arise therefrom. A delay by the Indemnitee in providing such notice shall not relieve the Corporation from its obligations under this Agreement unless and only to the extent that the Corporation is materially and adversely affected by the delay. If the Indemnitee desires to personally retain the services of an attorney in connection with any Proceeding, the Indemnitee shall notify the Corporation of such desire in Indemnification Notice relating thereto, and such notice shall identify the counsel to be retained.

                 b.               Presumption of Right to Indemnification.
                 Upon submission of an Indemnification Notice to the Corporation, the Board shall review such Notice and endeavor to determine whether the Indemnitee is entitled to indemnification under this Agreement with respect to the matters described therein. As of the Evaluation Date, unless the Board has reasonably determined that the Indemnitee is not entitled to indemnification under this Agreement with respect to the matters described in such Indemnification Notice, there shall be created a presumption that the Indemnitee is entitled to such indemnification. Such presumption shall continue, and indemnification and payment shall be provided under this Agreement, unless and such time as the Board shall reasonably determine that the Indemnitee is not entitled to indemnification under this Agreement. This paragraph is procedural only and shall not affect the right of the Indemnitee to indemnification under this Agreement. Any determination by the Board that the Indemnitee is not entitled to indemnification under this Agreement and any failure to make any payments requested in an Indemnification Notice or otherwise shall be subject to judicial review.

                 c. Limitation on Adverse Determinations by the Board. Subject to applicable law, no determination by the Board that the Indemnitee is not entitled to indemnification or payment under this Agreement shall be given effect under this Agreement unless (i) such determination is based upon clear and convincing evidence, (ii) such determination is made by a vote of a majority of the Corporation's Directors at a meeting at which a quorum is present, and (iii) the Indemnitee is given written notice of such meeting at least ten days in advance of such meeting and given a meaningful opportunity to present at such meeting information in support of the claim for indemnification or payment.

INDEMNIFICATION AGREEMENT
PAGE 5


                 d.               Expenses.

                                  i.               With respect to any
                                  Proceeding as to which the Indemnitee is entitled (or presumed entitled) to indemnification under this Agreement, Expenses incurred or required to be incurred by the Indemnitee in connection with such Proceeding, but prior to the final disposition of such Proceeding, shall be paid or caused to be paid by the Corporation to or on behalf of the Indemnitee notwithstanding that there has been no final disposition of such Proceeding, to the extent provided in the following paragraph.

                                  ii.              For purposes of determining
                                  whether to authorize advancement of Expenses pursuant to the preceding paragraph, the Indemnitee shall from time to time submit to the Board a statement requesting advancement of Expenses (an "Expense Advance Request." Each Expense Advance Request shall set forth
                                  (i) in reasonable detail, all Expenses
                                  already incurred or required to be incurred by the Indemnitee and the reason therefor, and (ii) an undertaking by the Indemnitee, in form and substance reasonably satisfactory to the Corporation, to repay all the Expenses set forth therein if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified with respect to such Proceeding by the Corporation under this Agreement or otherwise. Upon receipt of an Expense Advance Request satisfying the foregoing requirements, as to each Expense set forth therein, unless the Board reasonably determines that the Indemnitee is not entitled to payment of such Expense, the Corporation shall, within 10 business days thereafter (or, if later as to any Expense yet to be incurred by the Indemnitee, on or before the date three business days prior to the date such Expense is required to be paid by the Indemnitee), pay or cause to be paid by the Corporation the amount of such Expense to or on behalf of the Indemnitee. No security shall be required in connection with any Expense Advance Request, and the ability or inability of the Indemnitee to make repayment shall not be considered in any evaluation of an Expense Advance Request.

                 e.               Rights to Defend or Settle; Third Party
                                  Proceedings, etc.

                                  i.               If the Corporation at any
                                  time provides the Indemnitee with an
                                  agreement in writing, in form and substance reasonably satisfactory to the Indemnitee and the Indemnitee's counsel, agreeing to indemnify, defend or prosecute and hold the Indemnitee harmless from all Liabilities and Expenses arising from any Third Party Proceeding (an "Agreement of Indemnity"), and demonstrating to the reasonable satisfaction of the Indemnitee the Corporation's financial wherewithal to accomplish such indemnification, the Corporation may thereafter at its own expense undertake full responsibility for and control of the defense or prosecution of such Third Party Proceeding. The Corporation may contest or settle any such Third Party Proceeding for money damages on such terms and conditions as it deems appropriate but shall be

INDEMNIFICATION AGREEMENT
PAGE 6


                obligated to consult in good faith with the Indemnitee and not to contest or settle any Third Party Proceeding involving injunctive or equitable relief against or affecting the Indemnitee or the Indemnitee's properties or assets without the prior written consent of the Indemnitee, such consent not to be unreasonably withheld. The Indemnitee may participate at the Indemnitee's own expense and with the Indemnitee's own counsel in defense or prosecution of a Third Party Proceeding controlled by the Corporation. Such participation shall not relieve the Corporation of its obligation to indemnify the Indemnitee with respect to such Third Party Proceeding under this Agreement.

                ii. If, as of ten (10) business days after the receipt by the Board of an Indemnification Notice, the Corporation has not delivered to the Indemnitee a reasonably satisfactory Agreement of Indemnity and evidence of financial wherewithal as contemplated by the preceding paragraph, the Indemnitee may contest or settle the Third Party Proceeding on such terms as it sees fit but shall not reach a settlement with respect to the payment of money damages without consulting in good faith with the Corporation. As to any Third Party Proceeding as to which the Indemnitee is entitled (or presumed entitled) to indemnification under this Agreement, unless and until such time as the Corporation at its own expense undertakes full responsibility for and control of the defense or prosecution of such Third Party Proceeding, the Indemnitee shall be entitled to indemnification under this Agreement with respect any Expenses of the Indemnitee, including Legal Fees, relating to such Third Party Proceeding. Notwithstanding the foregoing, the Corporation may at any time deliver to the Indemnitee a reasonably satisfactory Agreement of Indemnity and evidence of financial wherewithal as contemplated by the preceding paragraph, and thereafter at its own expense undertake full responsibility for and control of the defense or prosecution of such Third Party Proceeding.

                iii.             All Expenses incurred in
                defending or prosecuting any Third Party Proceeding shall be paid in accordance with the procedure set forth in
                Section 3(d) of this Agreement.

                iv.              If, by reason of any Third
                Party Proceeding as to which the Indemnitee is entitled
                (or presumed entitled) to indemnification under this Agreement, a lien, attachment, garnishment or execution is placed upon any of the property or assets of the Indemnitee, the Corporation shall promptly furnish a reasonably satisfactory indemnity bond to obtain the prompt release of such lien, attachment, garnishment or execution.

                v.               The Corporation may
                participate at its own expense and with its own counsel in defense or prosecution of any Third Party Proceeding, but any such participation shall not relieve the Corporation of its obligations to indemnify the Indemnitee under

INDEMNIFICATION AGREEMENT
PAGE 7


                                  this Agreement. Any election by the
                                  Corporation to at its own expense undertake full responsibility for and control of the defense or prosecution of a Third Party Proceeding shall not affect the entitlement of the Indemnitee to indemnification under this Agreement.


                                  vi.                The Indemnitee shall
                                  cooperate in the defense or prosecution of any Third Party Proceeding controlled by the Corporation.

                                  vii.             The parties shall cooperate
                                  in good faith and use reasonable efforts to mitigate and minimize any Expense or Liability.

                 f. Choice of Counsel. In all matters as to which indemnification is or may be available to the Indemnitee under this Agreement, the Indemnitee shall be free to choose and retain counsel of the Indemnitee's choice, provided that the Indemnitee shall secure the prior written consent of the Corporation as to such selection, which consent shall not be unreasonably withheld.

                 g. Repayment. Notwithstanding anything to the contrary, if the Corporation has paid or advanced any Liability or Expense under this Agreement (including pursuant to an Expense Advance Request) to, on behalf of or for the benefit of the Indemnitee and it is determined by a court of competent jurisdiction, in a decision which the Indemnitee does not properly appeal or which decision is affirmed on appeal, that the Indemnitee's actions or omissions constitute Nonindemnifiable Conduct or that the Indemnitee otherwise is not or was not entitled to such payment or advance or that the Indemnitee is required to reimburse or repay the Corporation for the amount thereof, the Indemnitee shall and does hereby undertake in such circumstances to reimburse and repay the Corporation for any and all such amounts paid, which thereupon shall be deemed and shall be and become the legal, valid and enforceable debt and obligation of the Indemnitee to the Corporation.

                 h.               Representations and Agreements of the
                                  Corporation.

                                  i.               Authority.  The Corporation
                                  represents, covenants and agrees that it has the corporate power and authority to enter into this Agreement and to carry out its obligations under this Agreement. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by the Board. This Agreement is a valid and binding obligation of the Corporation and is enforceable against the Corporation in accordance with its terms.

                                  ii.              Noncontestability.  The
                                  Corporation represents, covenants and agrees that it will not initiate, and will use its best efforts to cause each of its Affiliates not to

INDEMNIFICATION AGREEMENT
PAGE 8


                                  initiate, any action, suit or proceeding challenging the validity or enforceability of this Agreement.

                                  iii.             Good Faith Judgment.  The
                                  Corporation represents, covenants and agrees that it will exercise good faith and its best reasonable judgment in determining the entitlement of the Indemnitee to indemnification under this Agreement.

4.               RELATIONSHIP OF THIS AGREEMENT TO OTHER INDEMNITIES.

                 a.               Nonexclusivity.

                                  i.               This Agreement and all
                                  rights granted to the Indemnitee under this Agreement are in addition to and are not deemed to be exclusive with or of any other rights that may be available to the Indemnitee under any Articles of Incorporation, bylaw, statute, agreement, or otherwise.

                                  ii.              The rights, duties and
                                  obligations of the Corporation and the
                                  Indemnitee under this Agreement do not limit, diminish or supersede the rights, duties and obligations of the Corporation and the Indemnitee with respect to the indemnification afforded to the Indemnitee under any liability insurance, the FBCA, or under the Bylaws or the Articles of Incorporation of the Corporation. In addition, the Indemnitee's rights under this Agreement will not be limited or diminished in any respect by any amendment to the Bylaws or the Articles of Incorporation of the Corporation.

                 b.               Availability, Contribution, Etc.

                                  i.               The availability or
                                  nonavailability of indemnification by way of insurance policy, Articles of Incorporation, bylaw, vote of stockholders, or otherwise from the Corporation to the Indemnitee shall not affect the right of the Indemnitee to indemnification under this Agreement, provided that all rights under this Agreement shall be subject to applicable statutory provisions in effect from time to time.

                                  ii.              Any funds actually received
                                  by the Indemnitee by way of indemnification or payment from any source other than from the Corporation under this Agreement shall reduce any amount otherwise payable to the Indemnitee under this Agreement.

                                  iii.             If the Indemnitee is
                                  entitled under any provision of this
                                  Agreement to indemnification by the
                                  Corporation for some Liabilities or Expenses but not as to others, or for some or a portion thereof actually incurred by the Indemnitee or amounts actually paid in settlement by the Indemnitee in the investigation, defense, appeal or settlement of any Proceeding for which indemnification is sought under this

INDEMNIFICATION AGREEMENT
PAGE 9


                                  Agreement but not for the total amount
                                  thereof, the Corporation shall indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled.

                                  iv.              If for any it is determined
                                  by a court of competent jurisdiction, in a decision which neither party to this Agreement properly appeals or which decision is affirmed on appeal, that the indemnity provided under this Agreement is unavailable, or if for any reason the indemnity under this Agreement is insufficient to hold the Indemnitee harmless as provided in this Agreement, then, in any such event, the Corporation shall contribute to the amounts paid or payable by the Indemnitee in such proportion as equitably reflects the relative benefits received by, and fault of, the Indemnitee and the Corporation and its Affiliates and its and their respective Associates.

                 c. Coordination With Insurance. The obligation of the Corporation under this Agreement is not conditioned in any way on any attempt, whether or not successful, by the Indemnitee or the Corporation to collect from an insurer any amount under any insurance policy.

5.               LIMITATIONS.

In no case shall any indemnification or payment be provided or made under this Agreement to or on behalf of or for the direct or indirect benefit of the Indemnitee by the Corporation:

                 a. except as set forth in Section 6(g) of this Agreement, in any Proceeding brought by or in the name or interest of the Indemnitee against the Corporation;

                 b. except as set forth in Section 6(g) of this Agreement, in any Proceeding brought by the Corporation against the Indemnitee, which action is initiated at the direction of the Board; or

                 c.               for any Nonindemnifiable Conduct.

6.               MISCELLANEOUS.

                 a. Cooperation. The parties to this Agreement shall execute such powers of attorney as may be necessary or appropriate to permit participation of counsel selected by any party hereto and, as may be reasonably related to any such claim or action, shall provide to the counsel, accountants and other representatives of each party access during normal business hours to all properties, personnel, books, records, contracts, commitments and all other business records of such other party and will furnish to such other party copies of all such documents as may be reasonably requested (certified, if requested).

INDEMNIFICATION AGREEMENT
PAGE 10


                 b. Further Assurances. The parties to this Agreement will execute and deliver, or cause to be executed and delivered, such additional or further documents, agreements or instruments and shall cooperate with one another in all respects for the purpose of carrying out the transactions contemplated by this Agreement.

                 c. Notices. Any notice, request, demand or other communication required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given: upon receipt if personally delivered; upon successful completion of transmission if transmitted by telecopy, electronic telephone line facsimile transmission or other similar electronic or digital transmission method; at the close of business on the next business day after it is sent, if sent by recognized overnight delivery service with all fees payable by the sender; or at the close of business on the fifth business day after it is sent, if mailed, first class mail, postage prepaid. In each case such notice, request, demand or other communication shall be sent to:

                      if to the Indemnitee:




                      if to the Corporation:




                      With a copy to:





                 or to such other address as either party may have specified in writing to the other using the procedures specified above in this Section 6(c).

                 d. Governing Law. This Agreement shall be construed pursuant to and governed by the substantive laws of the State of Florida (but any provision of Florida law shall not apply if the application of such provision would result in the application of the law of a state or jurisdiction other than Florida).

                 e. Severability. Any provision of this Agreement that is determined by a court of competent jurisdiction to be prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability

INDEMNIFICATION AGREEMENT
PAGE 11


                 or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction. In any such case, such determination shall not affect any other provision of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect. If any provision or term of this Agreement is susceptible to two or more constructions or interpretations, one or more of which would render the provision or term void or unenforceable, the parties agree that a construction or interpretation which renders the term or provision valid shall be favored.

                 f. Specific Enforcement; Presumption.

                                  i.               The parties agree and
                                  acknowledge that, in the event of a breach by the Corporation of its obligation promptly to indemnify the Indemnitee as provided in this Agreement, or breach of any other material provision of this Agreement, damages at law will be an insufficient remedy to the Indemnitee. Accordingly, the parties agree that, in addition to any other remedies or rights that may be available to the Indemnitee, the Indemnitee shall also be entitled, upon application to a court of competent jurisdiction, to obtain temporary or permanent injunctions to compel specific performance of the obligations of the Corporation under this Agreement.

                                  ii.              There shall exist in any
                                  action to enforce the rights of the
                                  Indemnitee under this Agreement a rebuttable presumption that the Indemnitee has met the applicable standard(s) of conduct and is therefore entitled to indemnification pursuant to this Agreement, and the burden of proving that the relevant standards have not been met by the Indemnitee shall be on the Corporation. Neither the failure of the Corporation (including the Board or independent legal counsel) prior to the commencement of such action to have made a determination that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation (including the Board or independent legal counsel) that the Indemnitee has not met such applicable standard of conduct, shall (X) constitute a defense to the action, (Y) create a presumption that the Indemnitee has not met the applicable standard of conduct, or (Z) otherwise alter the presumption in favor of the Indemnitee referred to in the preceding sentence.

                 g.               Cost of Enforcement; Interest.

                                  i.               If either party to this
                                  Agreement engages the services of an attorney or any other third party or in any way initiates legal action to enforce the party's rights under this Agreement, including but not limited to the collection of monies due, the prevailing party in such action shall be entitled to recover all Expenses incurred in connection therewith. Should the Indemnitee prevail, such Expenses shall be in addition to monies otherwise due the Indemnitee under this Agreement.

INDEMNIFICATION AGREEMENT
PAGE 12


                                  ii. If any amount shall be due or payable under this Agreement (including under an Expense Advance Request) and shall not be paid within 30 days from the date as of which the obligation to make such payment arises, interest shall accrue on such unpaid amount from the date when due until it is paid in full at the rate of 2% per annum in excess of the prime rate published from time to time in The Wall Street Journal in its "Money Rates" column or any similar or successor column or feature, or such lower rate as may be required to comply with applicable law.

                 h. No Assignment. Any claim, right, title, benefit, remedy or interest of the Indemnitee in, to or under or arising out of or in connection with this Agreement is personal and may not be sold, assigned, transferred, pledged or hypothecated, but the provisions of this Agreement shall survive the death, disability or incapacity of the Indemnitee or the termination of the Indemnitee's service as a Director or officer of the Corporation and shall inure to the benefit of the Indemnitee's heirs, executors and administrators. This Agreement shall inure to the benefit of and shall be binding upon the successors in interest and assigns of the Corporation, including any successor corporation resulting from a merger, consolidation, recapitalization, reorganization, sale of all or substantially all of the assets of the Corporation, or any other transaction resulting in the successor corporation assuming the liabilities of the Corporation under this Agreement (by operation of law or otherwise).

                 i. No Third Party Beneficiaries. This Agreement is not intended to benefit or entered into for the benefit of any third parties and, other than as set forth in the preceding paragraph as to heirs, assignees and successors, nothing in this Agreement, whether express or implied, is intended or should be construed to confer upon, or to grant to, any person, except the Corporation and the Indemnitee, any claim, right, benefit or remedy under or because of this Agreement or any provision set forth in this Agreement.

                 j. Construction. As used in this Agreement, (1) the word "including" is always without limitation, and (2) words in the singular number include words of the plural number and vice versa.

                 k. Venue; Process. The parties to this Agreement agree that jurisdiction and venue in any action brought pursuant to this Agreement to enforce its terms or otherwise with respect to the relationships between the parties shall properly lie in and only in the Circuit Court of the Sixth Judicial Circuit of the State of Florida in and for Pinellas County (the "Circuit Court") and the parties agree that jurisdiction shall not properly lie in any other jurisdiction provided, however, if jurisdiction does not properly lie with the Circuit Court, the parties agree that jurisdiction and venue shall properly lie in and only in the United States District Court for the Middle District of Florida, Tampa Division. The parties hereby waive any objections which they may now or hereafter have based on venue and/or forum non conveniens and irrevocably submit to the jurisdiction of any such court in any legal suit, action or proceeding arising out of or relating to this Agreement. The parties further agree that the

INDEMNIFICATION AGREEMENT
PAGE 13


         mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without the necessity for service by any other means provided by statute or rule of court.

         l. Waiver and Delay. No waiver or delay in enforcing the terms of this Agreement or in taking any action with respect to any breach of this Agreement shall be construed as a waiver of any subsequent breach. No action taken by the Indemnitee shall constitute a waiver of the Indemnitee's rights under this Agreement.

         m. Modification. This Agreement contains the entire agreement of the parties, and supersedes any prior written or oral agreement of the parties, with respect to the subject matter hereof. This Agreement may be modified only by an instrument in writing signed by both parties hereto.

         n. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.

         o.               Headings.  The headings of the various
         sections in this Agreement are inserted for the convenience of the parties and shall not affect the meaning, construction or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement EFFECTIVE as of the date first above written.

INDEMNITEE



-------------------------------------------------------------
Signature                                               Date


LAMALIE ASSOCIATES, INC.



By:
   ---------------------------------------------------------
                                                         Date